U.S Department of Justice

United States Trustee, Region 10
Central & Southern Districts of Illinois
Northern & Southern Districts of Indiana

101 West Ohio Street, Suite 1000 *317 / 226-6101*
Indianapolis, Indiana 46204 *Fax 317 / 226-6356*

Office of the United States Trustee - Region 10
Indianapolis, Indiana

Monthly Report for Debtors-in-Possession and Chapter 11 Trustees

Each month all Chapter 11 debtors must file two copies of this report with the Bankruptcy Clerk. The report must be filed with the attached reports identified below, ready for distribution to the U.S. Trustee no later than the 15th day of the month following the end of the calendar month covered by this report.

Debtor Name: IN RE: ROHN Industries, Inc. et al (Jointly Administered)

For the month ended: February 28, 2009

Case Number: 03-17287-AJM-11 through 03-17292-AJM-11

Date Bankruptcy filed: September 16, 2003

Required Documents	ATTACHED	Previously SUBMITTED
1. Monthly Income Statement (P&L1)	X	
2. Monthly Cash Flow Report (CF1; 3 pages)	X	
3. Statement of Operations (Oprept)	X	
4. Other reports/documents as required by the U.S. Trustee	N/A	

The undersigned certifies under penalty of perjury that the information contained in this and accompanying reports is complete, true and correct to the best of my knowledge, information and belief.

By: Horace Ward

Dated: April 14, 2009

Title: Bankruptcy Administrative Officer of the Debtors and Disbursing Agent under the Debtors' Plan of Liquidation

Debtor's telephone number: 205-422-9726

Reports Prepared by: Horace Ward
(Name)

Bankruptcy Administrative Officer of the Debtors and Disbursing Agent under the Debtors' Plan of Liquidation
(Title)

OFFICE OF THE U.S. TRUSTEE - REGION 10

MONTHLY INCOME STATEMENT

As of February 28, 2009

Debtor Name IN RE: ROHN Industries, Inc. et al (Jointly Administered)

Case Number 03-17287-AJM-11 through 03-17292-AJM-11

	Current Month	Year-to-Date
INCOME		
Gross receipts or sales	-	-
Less: Returns or allowances	-	-
Cost of Goods		
Beginning inventory	-	
Purchases	-	
Other costs (factory labor and overhead)	-	
Less: Ending inventory	-	
Cost of goods sold	-	-
Gross profit	-	-
Interest	300	2,426
Rents	-	-
Gain (loss) from sale of property	-	-
Platinum Settlement	-	-
Other income	-	-
Total income	300	2,426
GENERAL AND ADMINISTRATIVE EXPENSES		
Compensation of officers	-	-
Salaries and wages	11,000	22,000
Repairs and maintenance (warranty expense)	-	-
Factory equipment rental	-	-
Supplies	262	358
Bad debts	-	-
Bank fees	833	1,567
Payroll taxes	1,002	2,403
Other taxes (Delaware franchise)	-	-
Interest expense	-	-
Stockholder services	1,782	3,535
Insurance	84	2,084
Travel and entertainment	81	170
Utilities and telephone	266	452
Professional and legal	22,496	26,319
Other expenses (Trustee fees)	-	325
Other expenses (Record storage rental)	-	-
Other expenses (License, payroll service)	266	1,965
Other expenses (FIT/SIT interest & penalties)	250	500
Other expenses (Federal income tax)	-	-
Total expenses	38,322	61,678
Net profit (loss)	(38,022)	(59,252)

OFFICE OF THE U.S. TRUSTEE - REGION 10

MONTHLY CASH FLOW REPORT

For the month ended February 28, 2009

Debtor Name IN RE: ROHN Industries, Inc. et al (Jointly Administered)

Case Number 03-17287-AJM-11 through 03-17292-AJM-11

Reconciled bank balance and cash on hand from last month (if this is the first report, insert the cash balance as of the petition date)		4,572,000
CASH RECEIPTS		
From cash sales/receipts	-	
From collection of pre-petition accounts receivable	-	
From collection of post-petition accounts receivable	-	
From loans	-	
From contributions to capital or from gifts	-	
Other receipts (Receipt in error)	-	
Other receipts (Interest earned)	300	
Other receipts (Miscellaneous income)	-	
TOTAL RECEIPTS (Do not include beginning bank balance)		300
CASH DISBURSEMENTS		
Inventory purchases	-	
* Net payments to officers/owners	-	
* Net payments to other employees	7,612	
Rent payments	-	
Lease payments	-	
Adequate protection payments	-	
Insurance	84	
Utilities/telephone	266	
** Tax payments	4,390	
Supplies	262	
Outside labor	-	
Travel/entertainment	81	
*** Payments to attorneys	22,130	
*** Payments to accountants	-	
*** Payments to other professionals	-	
U.S. Trustee quarterly fee	-	
General unsecured claim payments	-	
Other expenses (Stockholder services)	1,782	
Other expenses (Bank fees)	833	
Other expenses (Refund of cash received in error)	-	
Other expenses (FIT/SIT interest & penalties)	250	
Other expenses (Edgar filing and news release services)	366	
Other expenses (License, payroll service)	266	
TOTAL DISBURSEMENTS		38,322
NET CASH FLOW (Total receipts minus total disbursements)		(38,022)
Bank balance and cash on hand at the end of the month (beginning balance + cash receipts - cash disbursements)		4,533,978

* This figure is the actual cash paid. i.e. gross payroll less taxes withheld

** This figure come from page 2 of this form

*** Attach a copy of the court order authorizing such payments

OFFICE OF THE U.S. TRUSTEE - REGION 10

MONTHLY CASH FLOW REPORT

For the month ended February 28, 2009

STATUS OF TAXES

	BEGINNING *TAX LIABILITY	AMOUNT WITHHELD OR ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
FEDERAL				
** Withholding	$ -	$ 2,094	$ 2,094	$ -
** FICA - employee	-	841	841	-
** FICA - employer	-	841	841	-
Unemployment	-	24	24	-
Income	-	-	-	-
Other - list	-	-	-	-
a. Subtotal	$ -	$ 3,800	$ 3,800	$ -

STATE AND LOCAL

	BEGINNING *TAX LIABILITY	AMOUNT WITHHELD OR ACCRUED	AMOUNT PAID	ENDING TAX LIABILITY
Withholding	$ -	$ 453	$ 453	$ -
Sales	-	-	-	-
Excise	-	-	-	-
Unemployment	-	137	137	-
Other	-	-	-	-
Real property	-	-	-	-
Personal property	-	-	-	-
Other - list	-	-	-	-
b. Subtotal	$ -	$ 590	$ 590	$ -

TOTAL TAXES PAID - from a. and b. above $ 4,390
(this sum is to be listed on page 1, as tax payments)

Explain the reason for any past due post-petition taxes: ____________________

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, this should be zero.

** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payments or deposits.

OFFICE OF THE U.S. TRUSTEE - REGION 10

MONTHLY CASH FLOW REPORT - SUPPLEMENTAL

For the month ended February 28, 2009

Debtor Name IN RE: ROHN Industries, Inc. et al (Jointly Administered)

Case Number 03-17287-AJM-11 through 03-17292-AJM-11

CASH DISBURSEMENTS - SUPPLEMENTAL

Case No.	Debtor Name	Cash Disbursements	
03-17287-AJM-11	ROHN Industries, Inc.	$	38,322
03-17288-AJM-11	ROHN Construction, Inc.		-
03-17289-AJM-11	ROHN Enclosures, Inc.		-
03-17290-AJM-11	ROHN, Inc.		-
03-17291-AJM-11	ROHN Installation Services, Inc.		-
03-17292-AJM-11	ROHN Products, Inc.		-
	Total Disbursements	$	38,322

Cash disbursements are consolidated under ROHN Industries, Inc. case no. 03-17287-AJM-11

OFFICE OF THE U.S. TRUSTEE - REGION 10

AGING SCHEDULES FOR RECEIVABLES & PAYABLE

For the month ended February 28, 2009

ACCOUNTS RECEIVABLE	Current 0 - 30 Days	Past Due 31 - 60 Days	Past Due 61 - 90 Days	Past Due 91 and Over Days	
Pre-petition	$ -	$ -	$ -	$ 1,734,549	
Post-petition	-	-	-	474,309	
Totals	$ -	$ -	$ -	$ 2,208,858	$ 2,208,858 (grand total)

ACCOUNTS PAYABLE	Current 0 - 30 Days	Past Due 31 - 60 Days	Past Due 61 - 90 Days	Past Due 91 and Over Days	
Post-petition only	$ -	$ -	$ -	$ -	$ - (grand total)

NOTES OR LEASES PAYABLE OR ADEQUATE PROTECTION AGREEMENTS (Post-petition only)	Current 0 - 30 Days	Past Due 31 - 60 Days	Past Due 61 - 90 Days	Past Due 91 and Over Days
List Creditor/Lessor				

POST PETITION BANK

Bank Name	Account Type	Account Number	Beginning Balance	Ending Balance
LaSalle National Bank	Control Disbursement	5590017173	$ 971,165	$ 933,143
	Mexico funds (restricted - Mexico use)	5590017173	$ 81,835	$ 81,835
	Deposits received (on utility billings)	5590017173	$ -	$ -
	Lockbox	5800127531	$ -	$ -
	CD Investments (short - term)	Various	$ 3,500,000	$ 3,500,000
Regions (Union Planters) Bank	Unclaimed Distribution Reserve	169404	$ 19,000	$ 19,000
	CD Investments (short - term)	Various	$ -	$ -
	Disputed tax claims reserve		$ -	$ -
	Disputed general unsecured claims reserve		$ -	$ -
	Disputed administrative claims reserve		$ -	$ -
			$ 4,572,000	$ 4,533,978

United States Trustee, Region 10
Central & Southern Districts of Illinois
Northern & Southern Districts of Indiana

101 West Ohio Street, Suite 1000
Indianapolis, Indiana 46204

317 / 226-6101
Fax 317 / 226-6356

Office of the United States Trustee - Region 10
Indianapolis, Indiana

Statement of Operations
For the Month ended February 28, 2009

Debtor Name: IN RE: ROHN Industries, Inc. et al (Jointly Administered)

Case Number: 03-172887-AJM-11 through 03-17292-AJM-11

1. **What efforts have been made toward the presentation of a plan to creditor?**

   On November 23, 2004, the United States Bankruptcy Court for the Southern District of Indiana entered an Order *Under 11 U.S.C. §§ 1129(a) and (b) and Fed.R.Bankr.P. 3020 Confirming Debtors' Plan of Liquidation, as Immaterially Modified and Substantively Consolidating the Debtors' Estates.* Pursuant to this Order, the Plan of Liquidation proposed by the Debtors has been approved and the Debtors' estates have been substantively consolidated. On December 28, 2004, the Effective Date of the Debtors' Plan of Liquidation occurred.

2. **Has the Debtor in possession made any payments on the pre-petition unsecured debt since the filing of the bankruptcy?**

   ____ NO

   _X_ YES - If yes, then identify to whom the payment was made, the date paid and the amount(s). (detail regarding these payments is set forth in the prior Monthly Operating Reports filed in the Debtors' cases)

3. **Provide a brief narrative covering any significant events which occurred this past month.**

4. **List the face value of accounts receivable as of the date that the bankruptcy was filed: $ 9,616,327.18*.**
   What amount of these receivables is considered uncollectible? $ 1,890,615 (over 90 days)*.

* Certain construction related customers have a claimed right to withhold payment to the estate and pay certain vendors directly. The impact of this has not been reflected here or in accounts payable.

5. **If assets have been sold this month in other than the ordinary course of business, provide the following information:**

   a. **asset(s) sold:** $ -

   b. **date of sale:** ________

   c. **sales price:** $ -

   d. **net amount received:** $ -

6. List payments made to principals, executives or insiders (this includes draws or cash withdrawals by individuals or partners, dividends, lease payments on property owned by insider, loans, gross salaries, etc.)

Payee Name	Position	Amount	Explanation
N/A			
N/A			

7. Schedule of insurance coverage.

Type of Policy	Expiration Date
Filed 12/31/03	

Has any insurance coverage either been reduced or allowed to lapse during this month? If so, explain what changes have taken place.

No

If any insurance coverage will expire within 60 days from this report, explain what steps are being taken to renew existing policies or to acquire new insurance coverage. Provide the United States Trustee with a new certificate.

The Company has obtained coverage through the December 31, 2009 for general liability, workers compensation and automobile liability.

8. Schedule of changes in personnel.

	Full Time	Part Time
a. Total number of employees at beginning of this period. (January 31, 2009)	2	0
b. Number hired during this period.	0	0
c. Number terminated or resigned.	0	0
d. Total number of employees on payroll at the end of the period. (February 28, 2009)	2	0